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                                                                   EXHIBIT 10.14

                FIRST AMENDED AND RESTATED REVOLVING CREDIT NOTE

$15,000,000                                                    Cincinnati, Ohio
                                                   Dated as of February _, 2002

         FOR VALUE RECEIVED BUILD-A-BEAR WORKSHOP, INC., successor by merger to BUILD-A-BEAR WORKSHOP, LLC, and SHIRTS ILLUSTRATED, LLC, jointly and severally (individually and collectively, the "Borrower") promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, formerly known as FIRSTAR BANK, NATIONAL ASSOCIATION ("Lender"), at its offices located at 425 Walnut Street, Cincinnati, Ohio 45202, or at such other location as Lender may designate from time to time, the principal sum of FIFTEEN MILLION DOLLARS (the "Total Facility") or such lesser amount as may be advanced and outstanding hereunder, together with interest thereon as provided below from the date of disbursement thereof until paid, all in lawful money of the United States of America and in immediately available funds.

1. RATE OF INTEREST. The outstanding principal balance of this Note will bear interest at a rate per annum of the Prime Rate minus 0.5% per annum, subject to the applicability of the Default Rate. All interest calculations under this Note will be made based on a year of 360 days for the actual number of days in each interest period. In no event will the rate of interest hereunder exceed 25% per annum, or the equivalent rate for a shorter or longer period.

2. SECURITY. This Note amends and restates the Revolving Credit Note of Borrower to Lender dated as of June 1, 2001. This Note is issued in connection with the Second Amended and Restated Loan Agreement between Borrower and Lender of even date herewith (the "Loan Agreement") and is secured by the property covered by the Security Documents as that term is defined in the Loan Agreement. All references to the Loan Agreement and the Security Documents will include all amendments thereto as made from time to time. The terms, covenants, conditions, stipulations and agreements contained in the Loan Agreement hereby are incorporated herein by reference. Capitalized terms used in this Note and not otherwise defined herein will have the meanings given such terms in the Loan Agreement.

3. PAYMENTS. This Note will be payable as follows: Accrued interest will be due and payable monthly, commencing on March 1, 2002 and on the first day of each month thereafter until May 31, 2003, on which date the entire outstanding principal balance hereunder and all accrued and unpaid interest will be due and payable (the "Maturity Date").

4. LATE PAYMENTS. If Borrower fails to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within 5 calendar days of the date due and payable, Borrower also shall pay to Lender a late charge equal to five percent (5.00%) of the amount of such payment (but not less than $50.00) (the "Late Charge").

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5.       REVOLVING NATURE OF NOTE AND RECORDATION OF ADVANCES. Borrower may
         borrow, repay, and reborrow under this Note subject to the terms, conditions, and limits set forth herein and in the Loan Agreement, including without limitation, the Maximum Amount restriction set forth therein. Lender is authorized to record in its books and records the date and amount of each advance and payment hereunder, and other information related thereto, which books and records will constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that failure of Lender to record, or any error in recording, any such information will not relieve Borrower of any of its obligations under this Note or any of the other Security Documents. Notwithstanding the foregoing, Lender will not make any Advance under this Note which would cause the outstanding principal balance under this Note to exceed the Maximum Amount.

6.       ADVANCES.

         6.1      Any request by Borrower for an advance hereunder must be made
                  (i) in writing received by Lender prior to 3:00 p.m., Eastern Standard Time, on the proposed borrowing date or (ii) by telephonic request made prior to 3:00 p.m., Eastern Standard Time, on the proposed borrowing date. Each proposed borrowing date must be a Business Day prior to the Maturity Date. Upon the making of any request for an advance, Borrower will be deemed to have made all of the representations and warranties set forth in the Loan Agreement on and as of the date of such request.

         6.2 Each request for an advance, whether telephonic or written, will be binding upon and irrevocable by Borrower. Lender will have no liability in acting upon any request that Lender believes in good faith to have been given on behalf of Borrower and will have no duty to verify the authenticity of the signature(s) appearing on any written request and no duty to verify the identity of any person making any telephonic request. Any disbursement of funds pursuant to a telephonic or written request for an advance under this Note will be subject to all of the terms and conditions of the Loan Agreement.

         6.3 Lender hereby is authorized at any time and from time to time, in its discretion, to make an advance under this Note for the payment on behalf of Borrower of any interest, principal or other sums due under any of the Obligations, and each such advance will constitute an advance hereunder and part of the Obligations. Notwithstanding the foregoing, Lender is not obligated to take such action.

7. PREPAYMENT AND APPLICATION OF PAYMENTS. Borrower may prepay all or any portion of this Note at any time without premium or penalty. Payments received will be applied in the following order: (i) to repayment of any amounts owed to Lender for charges, fees and expenses (including reasonable Attorneys' Fees), (ii) to accrued interest, and (iii) to principal. Additional payments may be made under this Note at any time without premium or penalty but each such payment will be applied in the foregoing order.

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8.       EVENTS OF DEFAULT. Immediately and automatically upon the filing by or against Borrower or any Guarantor of a petition in bankruptcy, for a reorganization, arrangement or debt adjustment, or for a receiver, trustee, or similar creditors' representative for its, his or her property or any part thereof, or of any other proceeding under any federal or state insolvency or similar law (and if such petition or proceeding is an involuntary petition or proceeding filed against Borrower or such Guarantor without his, her or its acquiescence therein or thereto at any time, the same is not promptly contested and, within 60 days of the filing of such involuntary petition or proceeding, dismissed or discharged), or the making of any general assignment by Borrower or any Guarantor for the benefit of creditors, or Borrower or any Guarantor dissolves or is the subject of any dissolution, winding up or liquidation or, at the option of Lender, immediately upon the occurrence of any other Event of Default, in any case without demand or notice of any kind (which are hereby expressly waived): (i) the outstanding principal balance hereunder, together with all accrued and unpaid interest thereon, and any additional amounts secured by the Security Documents, will be accelerated and become immediately due and payable, (ii) Borrower will pay to Lender all reasonable costs and expenses (including but not limited to reasonable Attorneys' Fees) incurred by Lender in connection with Lender's efforts to collect the indebtedness evidenced hereby, and (iii) Lender may exercise from time to time any of the rights and remedies available to Lender under the Security Documents or applicable law. Upon and after the occurrence of any Event of Default or the maturity of this Note (by acceleration or otherwise), the principal balance under this Note, together with any arrearage of interest, will bear interest at the Default Rate until paid in full, whether before or after judgment and Lender will have no further obligation to make advances under this Note or any of the Security Documents. Borrower, all other makers, co-signers and indorsers waive presentment, demand, protest, and notice of demand, protest, non-payment and dishonor. Borrower also waives all defenses based on suretyship or impairment of collateral.

9.       MISCELLANEOUS.

         9.1 Both the Late Charge and the Default Rate are imposed as liquidated damages for the purpose of defraying Lender's expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, Lender's exercise of any rights and remedies hereunder, under the other Security Documents or under applicable law, and any fees and expenses of any agents or any reasonable fees and expenses of any attorneys which Lender may employ. In addition, the Default Rate reflects the increased credit risk to Lender of carrying a loan that is in default. Borrower agrees that the Late Charge and Default Rate are reasonable forecasts of just compensation for anticipated and actual harm incurred by Lender, and that the actual harm incurred by Lender cannot be estimated with certainty and without difficulty.

         9.2 Nothing contained in this Note regarding late charges or the Default Rate will be construed in any way to extend the due date of any payment or waive any payment default, and each such right is in addition to, and not in lieu of, the other and any other rights and remedies of Lender hereunder, under any of the Security

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                  Documents or under applicable law (including, without
                  limitation, the right to interest, reasonable Attorneys' Fees and other expenses).

         9.3 If this Note is executed by more than one person or entity as "Borrower", the obligations of such parties hereunder will be joint and several and, unless otherwise specified herein, each reference to "Borrower" will mean each of such parties individually and all of such parties collectively.

         9.4 This Note will bind Borrower and the heirs, executors, administrators, successors and assigns of Borrower, and the benefits hereof will inure to the benefit of Lender and its successors and assigns. All references herein to the "Borrower" and "Lender" will include the respective heirs, administrators, successors and assigns thereof; provided, however, that Borrower may not assign this Note in whole or in part without the prior written consent of Lender and Lender at any time may assign this Note in whole or in part (but no assignment by the Lender of less than all of this Note will operate to relieve Borrower from any duty to Lender with respect to the unassigned portion of this Note).

         9.5 If any provision of this Note is prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision and without invalidating any other provision in this Note; provided, however, that if the provision that is the subject of such prohibition or invalidity pertains to repayment of this Note, then, at the option of Lender, all of the obligations hereunder will become immediately due and payable.

         9.6 Without limiting the generality of the foregoing, if from any circumstances whatsoever the fulfillment of any provision of this Note involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then the obligation to be fulfilled will be reduced to the limit of such validity as provided in such statute or law, so that in no event will any exaction of interest be possible under this Note in excess of the limit of such validity and the right to demand any such excess is hereby expressly waived by Lender. As used in this paragraph, "applicable usury statute" and "applicable law" mean such statute and law in effect on the date hereof, subject to any change therein that result in a higher permissible rate of interest.

         9.7 No delay or failure on the part of Lender to exercise any right, remedy or power hereunder, under any of the other Security Documents or under applicable law will impair or waive any such right, remedy or power (or any other right, remedy or power), be considered a waiver of or an acquiescence in any breach, Default or Event of Default or affect any other or subsequent breach, Default or Event of Default of the same or a different nature. No waiver of any breach, Default or Event of Default, nor any modification, waiver, discharge or termination of any provision of this Note, nor consent to any departure by Borrower therefrom, will

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                  be established by conduct, custom or course of dealing; and no modification, waiver, discharge, termination or consent will in any event be effective unless the same is in writing, signed by Lender and specifically refers to this Note, and then such modification, waiver, discharge or termination or consent will be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Borrower in any case will entitle Borrower to any other or further notice or demand in the same or any similar or other circumstance.

         9.8 No single or partial exercise of any right or remedy by Lender will preclude any other or further exercise thereof or the exercise of any other right or remedy. All remedies hereunder, under any of the other Security Documents or now or hereafter existing at law or in equity are cumulative and none of them will be exclusive of the others or of any other right or remedy. All such rights and remedies may be exercised separately, successively, concurrently, independently or cumulatively from time to time and as often and in such order as Lender may deem appropriate.

         9.9 If at any time all or any part of any payment or transfer of any kind received by Lender with respect to all or any part of this Note is repaid, set aside or invalidated by reason of any judgment, decree or order of any court or administrative body, or by reason of any agreement, settlement or compromise of any claim made at any time with respect to the repayment, recovery, setting aside or invalidation of all or any part of such payment or transfer, Borrower's obligations under this Note will continue (and/or be reinstated) and Borrower will be and remain liable, and will indemnify, defend and hold harmless Lender for, the amount or amounts so repaid, recovered, set aside or invalidated and all other claims, demands, liabilities, judgments, losses, damages, costs and expenses incurred in connection therewith. The provisions of this Section will be and remain effective notwithstanding any contrary action which may have been taken by Borrower in reliance upon such payment or transfer, and any such contrary action so taken will be without prejudice to Lender's rights hereunder and will be deemed to have been conditioned upon such payment or transfer having become final and irrevocable. The provisions of this Section will survive any termination, cancellation or discharge of this Note.

         9.10     Time is of the essence in the performance of this Note.

         9.11 This Note has been delivered and accepted at and will be deemed to have been made at Cincinnati, Ohio and will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, without regard to conflicts of law principles.

         9.12 BORROWER HEREBY IRREVOCABLY AGREES AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN HAMILTON COUNTY, OHIO, OR, AT THE OPTION OF LENDER IN ITS SOLE DISCRETION, OF ANY STATE OR FEDERAL COURT(S) LOCATED WITHIN ANY OTHER COUNTY, STATE OR JURISDICTION IN WHICH LENDER AT ANY TIME OR

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                  FROM TIME TO TIME CHOOSES IN ITS SOLE DISCRETION TO BRING AN
                  ACTION OR OTHERWISE EXERCISE A RIGHT OR REMEDY, AND BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY SUCH ACTION OR PROCEEDING. BORROWER HEREBY IRREVOCABLY CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH IN THE LOAN AGREEMENT FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. NOTHING CONTAINED HEREIN WILL PREVENT LENDER FROM SERVING PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         9.13 BORROWER AND LENDER EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, THE SECURITY DOCUMENTS, THE COLLATERAL DESCRIBED THEREIN, OR ANY ACTUAL OR PROPOSED TRANSACTION OR OTHER MATTER CONTEMPLATED IN OR RELATING TO ANY OF THE FOREGOING.

                                           BUILD-A-BEAR WORKSHOP, INC.

                                           BY: /s/ Maxine Clark
                                               ---------------------------------
                                           PRINT NAME: Maxine Clark
                                           TITLE: President

                                           SHIRTS ILLUSTRATED, LLC

                                           BY: Build-A-Bear Workshop, Inc.
                                               Its Managing Member

                                           BY: /s/ Maxine Clark
                                               ---------------------------------
                                           PRINT NAME: Maxine Clark
                                           TITLE: Manager

STATE OF__________)
                  ) SS.
COUNTY OF_________)

         The foregoing instrument was acknowledged before me this February, 2002 by Maxine Clark, the duly authorized Officer of BUILD-A-BEAR WORKSHOP, INC., a Delaware corporation, on behalf of the corporation.

                                           /s/ Marie A. Powers
                                           -------------------------------------
                                           Notary Public

My commission expires: May 24, 2003

                                                      MARIE A. POWERS
                                                NOTARY PUBLIC - NOTARY SEAL
                                                     STATE OF MISSOURI
                                                     ST. CHARLES COUNTY
                                            MY COMMISSION EXPIRES: MAY 24, 2003

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STATE OF___________)
                   ) SS.
COUNTY OF__________)

         The foregoing instrument was acknowledged before me this February, 2002 by Maxine Clark, the duly authorized Officer of BUILD-A-BEAR WORKSHOP, INC., a Delaware corporation, the managing member of SHIRTS ILLUSTRATED, LLC, a Missouri limited liability company, on behalf of the company.

                                           /s/ Marie A. Powers
                                           -------------------------------------
                                           Notary Public

My commission expires: May 24, 2003

                                                      MARIE A. POWERS
                                                NOTARY PUBLIC - NOTARY SEAL
                                                     STATE OF MISSOURI
                                                     ST. CHARLES COUNTY
                                            MY COMMISSION EXPIRES: MAY 24, 2003

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